Subscription Agreement

Plush Corporation

Suite 80 - 1930 Village Center Circle

Las Vegas, Nevada 89134

1. Investment

(a) The undersigned (“Buyer”) subscribes for __________________ shares of common stock of Plush Corporation at $0.001 per share.

(b) Total subscription price ($0.001 times number of Shares): = $_________________

2. Investor Information

Name:_______________________________________________________________

Address:______________________________________________________________

Telephone No:_________________________________________________________

E-mail Address:________________________________________________________

SSN/EIN/Taxpayer I.D:__________________________________________________

If Joint Ownership, check one:

[  ] Joint Tenants with Right of Survivorship

[  ] Tenants in Common

[  ] Community Property

If Fiduciary or Business Entity check one:

[  ] Trust

[  ] Estate

[  ] Corporation

[  ] Limited Liability Company

[  ] Partnership

[  ] Other ____________________ (Describe)

Authorized Person ________________________ Capacity______________________

Please make payment by check or money order payable to Plush Corporation.

Signature:  ___________________________________________________________

3. Further Representations, Warrants and Covenants

Buyer hereby represents, warrants, covenants and agrees as follows:

(a) Buyer is at least eighteen (18) years of age with an address as set forth in this subscription agreement.

(b) Buyer understands that his or her investment in the shares is speculative and involves a high degree of risk, and is not recommended for any person who cannot afford a total loss of the investment. Buyer is able to bear the economic risks of an investment and at the present time can afford a complete loss of such investment.

(c) Buyer is under no legal disability nor is buyer subject to any order, which would prevent or interfere with buyer’s execution, delivery and performance of this subscription agreement or his or her purchase of the shares. The shares are being purchased solely for buyer’s own account and not for the account of others and for investment purposes only, and are not being purchased with a view to or for the transfer, assignment, resale or distribution thereof, in whole or part. Buyer has no present plans to enter into any contract, undertaking, agreement or arrangement with respect to the transfer, assignment, resale or distribution of any of the Shares.

(d) Buyer has (i) adequate means of providing for his or her current financial needs and possible personal contingencies, and no present need for liquidity of the investment in the shares, and (ii) a liquid net worth which is sufficient to enable buyer to hold the shares indefinitely.

(e) Buyer understands that Buyer shall be required to bear all personal expenses incurred in connection with his or her purchase of the Shares, including without limitation, any fees which may be payable to any accountants, attorneys or any other persons consulted by buyer in connection with his or her investment.

4. Indemnification

Buyer acknowledges an understanding of the meaning of the legal consequences of buyer’s representations and warranties contained in this subscription agreement and the effect of his or her signature and execution of this agreement, and buyer hereby agrees to indemnify and hold the company and each of its officers and/or directors, representatives, agents or employees, harmless from and against any and all losses, damages, expenses or liabilities due to, or arising out of, a breach of any representation, warranty or agreement of or by buyer contained in this subscription agreement.

5. Acceptance of Subscription

It is understood that this subscription is not binding upon the company until accepted by the company, and that the company has the right to accept or reject this subscription, in whole or in part, in its sole and complete discretion. If this subscription is rejected in whole, the company shall return to Buyer, without interest, the payment tendered by buyer, in which case the company and buyer shall have no further obligation to each other hereunder. In the event of a partial rejection of this subscription, buyer’s payment will be returned to buyer without interest, whereupon buyer agrees to deliver a new payment in the amount of the purchase price for the number of shares to be purchased hereunder following a partial rejection of this subscription.

IN WITNESS WHEREOF, this subscription agreement has been executed and delivered by the buyer to the company on the respective dates set forth below.

Signature of buyer:_____________________________________________________

Name:_______________________________________________________________

Date:________________________________________________________________

The foregoing subscription is hereby accepted for and on behalf of Plush Corporation this_________day of_____________________, 2015.

By:__________________________________________________________________

Name:

Title:

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